UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2025

ARES CORE INFRASTRUCTURE FUND
(Exact Name of Registrant as Specified in Charter)

Delaware	000-56695	99-6541890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY 10167
(Address of principal executive office) (Zip Code)
(212) 750-7300
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities.

On December 1, 2025, the Fund agreed to sell Class I common shares of beneficial interest (“Class I Common Shares”), Class D common shares of beneficial interest (“Class D Common Shares”) and Class S common shares of beneficial interest (“Class S Common Shares” and together with the Class I Common Shares and Class D Common Shares, the “Common Shares”) for an aggregate purchase price of $200.2 million. The purchase price per Common Share will equal the Fund’s net asset value (“NAV”) per Common Share of such class as of the last calendar day of November 2025, which is generally expected to be available within 20 business days after December 1, 2025.

No underwriting discounts or commissions have been or will be paid in connection with the sale of such Common Shares. Although the Fund does not charge investors an upfront sales load (an “Upfront Sales Load”) with respect to its Common Shares, if Class D Common Shares or Class S Common Shares are purchased through certain selling agents, such selling agents may directly charge shareholders an Upfront Sales Load or transaction or other fees, including brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 2.0% cap on NAV for Class D Common Shares and a 3.5% cap on NAV for Class S Common Shares. No Upfront Sales Loads may be charged on Class I Common Shares. The issuance of the Common Shares is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, by Rule 506(b) of Regulation D promulgated thereunder and/or Regulation S promulgated thereunder.

Item 8.01 Other Events.

As of November 30, 2025, the Fund had 75,143,432 Class I Common Shares, 16,130 Class D Common Shares and 742,484 Class S Common Shares outstanding and no Class N common shares of beneficial interest outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CORE INFRASTRUCTURE FUND

Dated: December 5, 2025

	By:	/s/ Christina Oh
	Name:	Christina Oh
	Title:	Chief Financial Officer and Treasurer

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